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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported):  July 8, 1997


                                 TIMELINE, INC.
             (Exact name of Registrant as specified in its charter)



         WASHINGTON                   1-13524                  91-1590734
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)



                        3055 112TH AVENUE N.E., STE. 106
                              BELLEVUE, WA  98004
                    (Address of principal executive offices)


                                 (206) 822-3140
                        (Registrant's telephone number)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 8, 1997, the Registrant finalized the sale of a majority interest in its European subsidiary, Timeline Europe Limited ("Timeline Europe"), for $609,000. Michael Evans, the managing director of Timeline Europe, formed an investment group for the purpose of the transaction and, together with an outside investor, acquired a majority ownership in Timeline Europe. The Registrant retains a 12.5 percent ownership interest in Timeline Europe. The parties entered into a Subscription Agreement to effect the transaction, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

         In connection with the transaction and pursuant to the Subscription Agreement, the parties entered into a Distributorship Agreement and Source Code License, pursuant to which the Registrant granted to Timeline Europe licenses to certain intellectual property rights of the Registrant. In connection with such licenses, Timeline Europe is obligated to pay certain license, distribution and maintenance fees to the Registrant and the Registrant has retained a license to certain derivatives of its technology which may be created by Timeline Europe. In addition, Timeline Europe has issued a debenture to the Registrant which evidences and secures the repayment of certain debts owed by Timeline Europe to the Registrant and the Registrant has also entered into a tax indemnity agreement whereby it has agreed to indemnify Timeline Europe from certain taxes or claims against Timeline Europe that occurred prior to the closing of the transaction. The Registrant has given certain warranties regarding the status of Timeline Europe as of the closing, which warranties have been secured by a pledge of the Registrant's interest in its Timeline Europe shares, made in favor of the principal investor.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro Forma Financial Information.

                          Pro forma financial information for the transaction
                 with Timeline Europe Limited are not included in this Current Report on Form 8-K, and will be filed by an amendment to this Form 8-K within 60 days from the date hereof.

         (c)     Exhibits.

                          Subscription Agreement by and among Timeline, Inc.,
                 Timeline Europe Limited, Jean Harvey, and the Managers (as defined in the Subscription Agreement)







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated the 17th day of July, 1997.



                                                   TIMELINE, INC.


                                         By:  /s/ Charles R. Osenbaugh
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                                              Charles R. Osenbaugh
                                              President, Chief Executive Officer
                                              and Chief Financial Officer




















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